UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

FIBROCELL SCIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of principal executive offices and zip code)

(484) 713-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	FCSC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Fibrocell Science, Inc. (the “Company”) held a special meeting of stockholders on December 10, 2019 (the “special meeting”).  At the special meeting, the Company’s stockholders approved the two proposals described below.  Stockholder action on a third proposal, to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve proposal 1, was not required and no vote was taken on that proposal.

The final voting results with respect to each proposal voted upon at the special meeting are set forth below.

Proposal 1

The Company’s stockholders adopted the Agreement and Plan of Merger, dated as of September 12, 2019 (the “Merger Agreement”), by and among the Company, Castle Creek Pharmaceutical Holdings, Inc., a Delaware corporation (“Castle Creek”) and Castle Creek Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Castle Creek (“Merger Sub”), as it may be amended from time to time, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Castle Creek (the “Merger”), and holders of common stock, par value $0.001 per share, of the Company (“Common Stock”) will be entitled to receive $3.00 in cash, without interest and less any applicable withholding taxes, for each share of Common Stock that they own immediately prior to the effective time of the Merger, as set forth below:

For	Against	Abstentions	Broker Non-Votes
6,980,096	35,825	7,228	0

Proposal 2

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers in connection with the Merger, as set forth below:

For	Against	Abstentions	Broker Non-Votes
6,884,515	93,610	45,024	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.

By:	/s/ John M. Maslowski
John M. Maslowski
President and Chief Executive Officer

Date: December 10, 2019